Federated Hermes MDT Small Cap Growth Fund Investment Strategy - Class A C IS and R6 Shares [Member] - Federated Hermes MDT Small Cap Growth Fund	Jul. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCEWhat are the Fund’s Main Investment Strategies?
Strategy Narrative [Text Block]	The Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. The Fund’s investment adviser’s (“Adviser”) investment strategy utilizes a small capitalization (“small-cap”) growth approach by selecting most of its investments from companies listed in the Russell 2000® Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the small-cap segment of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market). As of July 31, 2025, companies in the Russell 2000® Growth Index ranged in market capitalization from $56.2 million to $19.1 billion. The Fund’s investments may include, but are not limited to, equity securities of domestic issuers and real estate investment trusts (REITs). As the Fund’s sector exposure approximates the Russell 2000® Growth Index, the Fund may, from time to time, have larger allocations to certain broad market sectors, such as healthcare, technology and industrials. The Adviser implements its strategy using a quantitative model driven by fundamental and technical stock selection variables. This process seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies. The Fund will invest its assets so that at least 80% of its net assets (plus any borrowing for investment purposes) are invested in investments in small companies. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy. For purposes of this policy the Fund considers a small company to be a company of a size similar to companies listed on the Russell 2000® Growth Index. The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate and increase the Fund’s trading costs, which may have an adverse impact on the Fund’s performance. An active trading strategy will likely result in the Fund generating more short-term capital gains or losses. Short-term gains are generally taxed at a higher rate than long-term gains. Any short-term losses are used first to offset short-term gains.